UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

Firefly Aerospace Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42789	81-5194980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Arrow Point Drive, #109
Cedar Park, Texas	78613
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (512) 893-5570

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 31, 2025, Firefly Aerospace Inc., a Delaware corporation (the “Company”) completed its acquisition of SciTec Innovations, LLC, a Delaware limited liability company and the successor entity of SciTec, Inc. (“SciTec”), via the transactions (collectively, the “Transactions”) contemplated by that certain Agreement and Plan of Reorganization, dated as of October 5, 2025 (as amended, the “Reorganization Agreement”).

At the closing of the Transactions (the “Closing”), the Company paid to the Sellers (as defined in the Reorganization Agreement) an aggregate purchase price of approximately $855.6 million, consisting of (i) $300 million in cash and (ii) 11,111,116 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), valued at approximately $555.6 million (based on an agreed price per share of $50.00). The issuance of the Common Stock at the Closing was made in reliance on an exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), set forth in Section 4(a)(2) thereof, relating to sales by an issuer not involving a public offering.

The foregoing description of the Reorganization Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Reorganization Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 6, 2025 and is incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On November 5, 2025, the Company issued a press release announcing the completion of the SciTec acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Firefly Aerospace Inc., dated November 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREFLY AEROSPACE INC.

Date: November 5, 2025	By:	/s/ Jason Kim
Jason Kim
Chief Executive Officer